UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2008

ACUITY BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16583	58-2632672
(State or other jurisdiction of Company or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1170 Peachtree St., N.E., Suite 2400, Atlanta, GA	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 404-853-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Compensatory Arrangements of Certain Officers; Election of Directors.

Acuity Brands, Inc. (the “Company”) maintains a Long-Term Incentive Plan (the “LTIP”) for the benefit of officers and other key management personnel and a Management Compensation and Incentive Plan (the “Incentive Plan”) pursuant to which the Company’s executive officers may receive cash incentive bonuses. For each executive officer, the Compensation Committee of the Board of Directors establishes: (1) a targeted equity award value under the LTIP, stated as a percentage of the officer’s gross salary; and (2) a target percentage of gross salary for a cash incentive bonus payable under the Incentive Plan. Achievement of the targeted incentive bonuses and targeted long-term incentive equity awards is in each case dependent upon achievement of certain performance measures, and is subject to the discretion of the Compensation Committee for Vernon J. Nagel and Richard K. Reece.

On October 24, 2008, the Compensation Committee adopted plan rules for fiscal 2009 for executive officers to earn potential LTIP equity awards and Incentive Plan cash bonuses. The plan rules were reaffirmed by the Compensation Committee on January 8, 2009. A copy of the 2009 plan rules for the LTIP and the Incentive Plan are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

On January 8, 2009, the Board of Directors increased the size of the Board of Directors from eight to nine. Gordon D. Harnett was elected to the class of directors whose term expires at the annual meeting for fiscal year 2010. Mr. Harnett was Chairman, President, and Chief Executive Officer of Brush Engineered Materials, a leading international producer and supplier of high-performance engineered materials, from 1991 until 2006 and he is currently a director of Enpro Industries, Inc., The Lubrizol Corporation, and Polyone Corporation.

In addition to the election of Mr. Harnett, stockholders re-elected Peter C. Browning, John L. Clendenin, and Ray M. Robinson to the class of directors whose term expires at the annual meeting for fiscal year 2010. George C. (Jack) Guynn was also re-elected to the Company’s Board of Directors for a term expiring at the annual meeting for fiscal year 2009. A copy of the related press release is attached as exhibit 99.3 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 8.01. Other Events.

On January 8, 2009, the Board of Directors declared a quarterly dividend of 13 cents per share. A copy of the related press release is attached as exhibit 99.3 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Acuity Brands, Inc. Long-Term Incentive Plan Fiscal Year 2009 Plan Rules for Executive Officers
	99.2	Acuity Brands, Inc. Management Compensation and Incentive Plan Fiscal Year 2009 Plan Rules for Executive Officers
	99.3	Press Release dated January 8, 2009.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 13, 2009

ACUITY BRANDS, INC.

By:	/s/ Richard K. Reece
Richard K. Reece Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Acuity Brands, Inc. Long-Term Incentive Plan Fiscal Year 2009 Plan Rules for Executive Officers (Filed with the Commission as part of this Form 8-K).
99.2	Acuity Brands, Inc. Management Compensation and Incentive Plan Fiscal Year 2009 Plan Rules for Executive Officers (Filed with the Commission as part of this Form 8-K).
99.3	Press Release dated January 8, 2009 (Filed with the Commission as part of this Form 8-K).